UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 2, 2007

Alliance HealthCard, Inc.

(Exact name of registrant as specified in its charter)

000-30099

Commission File Number

GEORGIA	58-2445301
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3500 Parkway Lane, Suite 720, Norcross, GA 30092

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (770) 734-9255

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 1, 2007, the Company received the resignation of Mr. Richard L. Jackson as a Director of the Company. The resignation was effective September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2007	Alliance HealthCard, Inc.

	By:	/s/ Rita McKeown
Rita McKeown, Chief Financial Officer